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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 22, 2001

The Allstate Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-11840 (Commission File Number)	36-3871531 (IRS Employer Identification Number)
2775 Sanders Road, Northbrook, Illinois (Address of Principal Executive Offices)	60062 (Zip Code)

Registrant's telephone number, including area code (847) 402-5000

Item 9.  Regulation FD Disclosure

    The Allstate Corporation has revised its policies regarding Regulation FD of the Securities and Exchange Commission. Some of the procedures described in the Form 8-K furnished to the Commission on November 17, 2000 have been modified or are no longer in effect. The company has decided to discontinue disclosure of its Regulation FD procedures in Forms 8-K.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ALLSTATE CORPORATION
	By	/s/ EMMA M. KALAIDJIAN
Name: Emma M. Kalaidjian Title: Assistant Secretary
August 28, 2001

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  Item 9. Regulation FD Disclosure
SIGNATURES